Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 15 - SUBSEQUENT EVENTS:

A.	On February 13, 2026, under the SPA with Alpha, Alpha made subsequent fundings in the gross amount of $1,000 thousand, pursuant to which the Company issued 1,000 preferred shares with a stated value of $1,000 per share, convertible into 393,546 ordinary shares at a fixed conversion price of $2.541 per share, and ordinary warrants to purchase 343,407 ordinary shares at an exercise price of $2.912 per share. The warrants are exercisable upon issuance and will expire after five years. According to their terms, these warrants were classified as equity.

On March 11, 2026, under the SPA with Alpha, Alpha made subsequent fundings in the gross amount of $1,000 thousand, pursuant to which the Company issued 1,000 preferred shares with a stated value of $1,000 per share, convertible into 818,331 ordinary shares at a fixed conversion price of $1.222 per share, and ordinary warrants to purchase 343,407 ordinary shares at an exercise price of $2.912 per share. The warrants are exercisable upon issuance and will expire after five years. According to their terms, these warrants were classified as equity.

Consequently, and under the anti-dilution provisions in the agreement, the conversion ratio of all outstanding previously issued preferred shares were down adjusted to $1.222 per share, and the exercise price of all warrants issued under the agreement were down adjusted to $2.912 per share, with a corresponding increase in the number of ordinary shares underlying previously issued warrants from 1,755,129 to 2,902,714.

B.	See also Note 11A regarding a subsequent reverse split and Note 11B regarding subsequent conversion of Preferred shares.